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                                                                  Exhibit 10.2


                            BLUESTONE SOFTWARE, INC.
                          DIRECTORS' COMPENSATION PLAN






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     BLUESTONE SOFTWARE, INC. DIRECTORS' COMPENSATION PLAN

          Section 1. PURPOSES.

          The purposes of the Plan are (a) to recognize the contributions made to Bluestone Software, Inc. (the "Company") by Non-Employee Directors, (b) to provide such persons with additional incentive to devote themselves to the future success of the Company, and (c) to improve the ability of the Company to attract, retain and motivate individuals who may serve as members of the Board by providing such persons with an opportunity to acquire or increase their proprietary interest in the Company through the receipt of rights to acquire the Company's Common Stock. The Options granted pursuant to the Plan are intended to constitute non-qualified stock options.

          Section 2. DEFINITIONS.

               (a) "AFFILIATE" means, whether now or hereafter existing, a person or entity that directly, or indirectly controls or is controlled by, or is under common control with, the Company.

               (b) "AWARD" means a grant of an Option to a Non-Employee Director pursuant to the provisions of the Plan.

               (c) "BOARD" means the Board of Directors of the Company, as constituted from time to time.

               (d) "CHANGE OF CONTROL" means the happening of an event (excluding a Public Offering) that shall be deemed to have occurred upon the earliest to occur of the following events:

                    (i) the date the stockholders of the Company (or the Board, if stockholder action is not required) approve a plan or other arrangement pursuant to which the Company will be dissolved or liquidated;

                    (ii) the date the stockholders of the Company (or the Board, if stockholder action is not required) approve a definitive agreement to sell or otherwise dispose of all or substantially all of the assets of the Company, or

                    (iii) the date the stockholders of the Company (or the Board, if stockholder action is not required) and the stockholders of the other constituent corporations (or their respective boards of directors, if and to the extent that stockholder action is not required) have approved a definitive agreement to merge or consolidate the Company with or into another corporation, other than, in either case, a merger or consolidation of the Company in which holders of shares of the Company's voting capital stock immediately prior to the merger or consolidation will have at least fifty percent (50%) of the ownership of voting capital stock of the surviving corporation immediately after the merger or consolidation (on a fully diluted basis),


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which voting capital stock is to be held in the same proportion (on a fully diluted basis) as such holders' ownership of voting capital stock of the Company immediately before the merger or consolidation, or

                    (iv) the date any entity, person or group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act), other than
(A) the Company, (B) any of its Subsidiaries, (C) any of the holders of the capital stock of the Company, as determined on the date that this Plan is adopted by the Board, (D) any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its Subsidiaries or (E) any Affiliate of any of the foregoing, shall have acquired beneficial ownership of, or shall have acquired voting control over more than fifty percent (50%) of the outstanding shares of the Company's voting capital stock (on a fully diluted basis), unless the transaction pursuant to which such person, entity or group acquired such beneficial ownership or control resulted from the original issuance by the Company of shares of its voting capital stock and was approved by at least a majority of directors who shall have been members of the Board for at least twelve (12) months prior to the date of such approval, or

                    (v) the first day after the date of this Plan when directors are elected such that there shall have been a change in the composition of the Board such that a majority of the Board shall have been members of the Board for less than twelve (12) months, unless the nomination for election of each new director who was not a director at the beginning of such twelve (12) month period was approved by a vote of at least sixty percent (60%) of the directors then still in office who were directors at the beginning of such period, or

                    (vi) the date upon which the Board determines (in its sole discretion) that based on then current available information, the events described in clause (iv) are reasonably likely to occur.

               (e) "CODE" means the Internal Revenue Code of 1986, as amended.

               (f) "COMMON STOCK" means common stock of the Company, $.001 par value per share.

               (g) "COMPANY" means Bluestone Software, Inc., a Delaware corporation, and any successor in interest that agrees to assume and maintain the Plan.

               (h) "DISABILITY" or "DISABLED" with respect to an Optionee shall mean when the Optionee is unable to engage in any substantial gainful activity by reason of a physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than twelve (12) months. The determination of whether an Optionee is Disabled shall be determined by the Board of Directors, whose determination shall be conclusive.

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               (i) "EFFECTIVE DATE" means June 10, 1999.

               (j) "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

               (k) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

               (l) "FAIR MARKET VALUE" means the fair market value of a share of Common Stock, as determined pursuant to Section 10 hereof.

               (m) "NON-EMPLOYEE DIRECTOr" has the meaning set forth in Rule 16b-3(b)(3)(i) promulgated by the Securities and Exchange Commission under the Exchange Act, or any successor definition adopted by the Securities and Exchange Commission.

               (n) "OPTION" means a non-qualified stock option to purchase Shares that is granted pursuant to the Plan.

               (o) "OPTION AGREEMENT" means a written agreement in such form as the President of the Company (subject to the terms and conditions of this Plan) may from time to time approve evidencing and reflecting the terms of an Option.

               (p) "OPTIONEE" means the holder of an Option.

               (q) "PLAN" means this Bluestone Software, Inc. Directors' Compensation Plan, as amended from time to time.

               (r) "PUBLIC OFFERING" means the consummation of a firm commitment underwritten public offering of equity securities of the Company registered under the Securities Act.

               (s) "SALE OF THE COMPANY" means the earliest of: (i) the closing of a sale, transfer or other disposition of all or substantially all of the shares of the capital stock then outstanding of the Company (except if such transferee is then an Affiliate); (ii) the closing of a sale, transfer or other disposition of all or substantially all of the assets of the Company (except if such transferee is then an Affiliate); or (iii) the merger or consolidation of the Company with or into another corporation (except an Affiliate), other than a merger or consolidation of the Company in which the holders of shares of the Company's voting capital stock outstanding immediately before such merger or consolidation hold greater than fifty percent (50%) of the surviving entity's voting capital stock after such consolidation or merger.

               (t) "SECURITIES ACT" means the Securities Act of 1933, as amended.

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               (u) "SHARES" means shares of Common Stock, as adjusted in
accordance with Section 11 of the Plan.

               (v) "SUBSIDIARY" means, whether now or hereafter existing, a subsidiary or parent corporation of the Company as such term is defined in Sections 424(e), (f) and (g) of the Code.

          Section 3. ADMINISTRATION.

               (a) GENERAL. The Plan shall be administered by the Board. Subject to the provisions of the Plan, the Board shall have the authority, in its discretion:

                    (i) to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable;

                    (ii) to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreements relating thereto);

                    (iii) to determine or modify the terms and conditions, not inconsistent with the terms of the Plan, of any Option granted hereunder, including but not limited to, the exercise price and any restriction or limitation, any vesting provisions, or any vesting acceleration or forfeiture waiver regarding any Option, or the length of the period following termination of service of any Optionee during which any Option may be exercised, based on such factors as the Board shall determine in its sole discretion;

                    (iv) to amend the terms of any agreement relating to any Award issued under the Plan;

                    (v) to authorize any person to execute on behalf of the Company any instrument required to effectuate the Award of an Option previously granted or to take such other actions as may be necessary or appropriate with respect to the Company's rights pursuant to Options or agreements relating to the Award or exercise thereof; and

                    (vi) to make such other determinations and establish such other procedures as it deems necessary or advisable for the administration of the Plan. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award granted in the manner and to the extent it shall deem necessary to carry out the intent of the Plan.

               (b) EFFECT OF BOARD DECISIONS. All decisions, determinations and interpretations of the Board shall be final and binding on all persons, including the Company and Optionees.


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               (c) LIMITATION OF LIABILITY. Notwithstanding anything herein to the contrary, no member of the Board shall be liable for any good faith determination, act or failure to act in connection with the Plan or any Option granted hereunder.

          Section 4. STOCK SUBJECT TO THE PLAN.

          Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of Shares which may be granted and sold under the Plan is Five Hundred Thousand (500,000) Shares. If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, return to the Plan and become available for future Awards under the Plan.

          Section 5. PARTICIPATION.

          Only Non-Employee Directors may be granted Options under the Plan.

          Section 6. AWARDS. Options shall be granted as follows:

               (a) Upon a Non-Employee Director's initial election to the Board, such Non-Employee Director shall receive an Option for 20,000 Shares. Upon the anniversary date of a Non-Employee Director's election to the Board, such Non-Employee Director shall receive an Option for 10,000 Shares, provided the Non-Employee Director has served continuously as a Non-Employee Director from the date of his initial election.

               (b) Upon a Non-Employee Director's appointment to serve on the compensation, audit or other duly constituted Committees of the Board, such Non-Employee Director shall receive an Option for 2,500 Shares. Upon the anniversary date of such appointment, the Non-Employee Director shall receive an Option for 2,500 Shares, provided the Non-Employee Director has served continuously on such Committee from the date of his initial election.

               (c) Upon a Non-Employee Director's appointment to serve as the Chairperson of the Board, such Non-Employee Director shall receive an Option for 10,000 Shares. Upon the anniversary date of a Non-Employee Director's election as Chairperson of the Board, such Non-Employee Director shall receive an Option for 2,500 Shares, provided the Non-Employee Director has served continuously in such position from the date of his initial election.



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          Section 7. TERMS AND CONDITIONS OF OPTIONS/VESTING.

               (a) OPTION AGREEMENT. Each Option granted pursuant to the Plan shall be evidenced by an Option Agreement in such form as the Board may from time to time determine. Each Option Agreement shall incorporate by reference all terms and conditions of the Plan.

               (b) VESTING. All Options shall be fully vested and exercisable at the time they are granted.

               (c) EXERCISE PRICE. The exercise price for Options granted under the Plan will be 100% of the Fair Market Value of such Shares on the date the Option is granted.

               (d) TERM OF OPTIONS. The right of an Optionee to exercise any part of an option granted pursuant to the Plan terminates on the first to occur of the following: (i) five (5) years from and including the date of grant; (ii) expiration of three (3) months from and including the date the Optionee's service as a member of the Board terminates for any reason other than death or Disability; or (iii) the expiration of one (1) year from and including the date the Optionee's service as a member of the Board terminates by reason of death or Disability.

          Section 8. EXERCISE OF OPTIONS.

               (a) EXERCISABILITY. To the extent then vested, Options shall be exercisable in full or in part from and after their respective dates of grant. No Option may be exercised at any time after the fifth anniversary of the date of grant.

               (b) MANNER OF EXERCISE. An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company at its principal executive office in accordance with the terms of the Option Agreement by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company, accompanied by any other documents required by the terms of the Plan and/or Option Agreement. Full payment may consist of any consideration and method of payment allowable under Section 9 of the Plan.

               (c) DELIVERY OF SHARES. As soon as practicable after any proper exercise of an Option in accordance with the provisions of the Plan, the Company shall, without transfer or issue tax to the Optionee, deliver to the Optionee at the principal executive office of the Company or such other place as shall be mutually agreed upon between the Company and the Optionee, a certificate or certificates representing the Shares for which the Option shall have been exercised. The time of issuance and delivery of the certificate(s) representing the Shares for which the Option shall have been exercised may be postponed by the Company for such period as may be required by the Company, with reasonable diligence, to comply with any applicable


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listing requirements of any national or regional securities exchange or any law or regulation applicable to the issuance or delivery of such Shares.

               (d) EFFECT ON PLAN. Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for grant under the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          Section 9. FORM OF PAYMENT.

          Subject to Section 20 hereof, the consideration to be paid for the Shares to be issued upon the exercise of an Option, including the method of payment, shall be determined by the Board and may consist entirely of: (i) cash;
(ii) check; (iii) to the extent permitted under the Exchange Act, the delivery of a properly executed exercise notice together with irrevocable instructions to a securities broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price; or (iv) such other consideration and method of payment as the Board may from time to time determine. In making its determination as to the type of consideration to accept, the Board shall consider if the acceptance of such consideration may be reasonably expected to benefit the Company.

          Section 10. DETERMINATION OF FAIR MARKET VALUE OF COMMON STOCK.

               (a) Except to the extent otherwise provided in this Section 10, the Fair Market Value of a share of Common Stock shall be determined by the Board in its sole discretion.

               (b) In the event Shares are listed on the American Stock Exchange or any other national or regional securities exchange or traded on the Nasdaq Stock Market ("Nasdaq") the Fair Market Value of a share of Common Stock shall be the closing price of a share of Common Stock on the exchange or on Nasdaq, as reported in The Wall Street Journal on the relevant valuation date, or if there is no trading on that date, on the next trading date. In the event that Shares are traded in the over-the-counter market, the Fair Market Value of a share of Common Stock shall be the mean of the bid and asked prices for a share of Common Stock on the relevant valuation date as reported in The Wall Street Journal (or, if not so reported, as otherwise reported by the National Quotation Bureau, Inc.) as applicable or, if there is no trading on such date, on the next trading date.

          Section 11. ADJUSTMENTS.

               (a) STOCK SPLITS, ETC. Subject to required action by the shareholders, if any, the number of Shares as to which Options may be granted under the Plan and the number of Shares subject to outstanding Options and the exercise prices thereof shall be adjusted proportionately for any increase or decrease in the number of outstanding shares of Common


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Stock of the Company resulting from stock splits, reverse stock splits, stock dividends, reclassifications and recapitalizations.

               (b) FRACTIONAL SHARES. No fractional Shares shall be issuable on account of any action aforesaid, and the aggregate number of Shares into which Shares then covered by the Option, when changed as the result of such action, shall be reduced to the number of whole Shares resulting from such action.

          Section 12. RIGHTS AS A SHAREHOLDER.

          The Optionee shall have no rights as a shareholder of the Company and shall not have the right to vote or receive dividends with respect to any Shares subject to an Option until such Option has been exercised and a certificate with respect to the Shares purchased upon such exercise has been issued to him.

          Section 13. PURCHASE FOR INVESTMENT AND OTHER RESTRICTIONS.

          At the option of the Board, the issuance of Shares on the exercise of an Option may be conditioned on receipt by the Company of such appropriate representations and warranties of the Optionee, including a representation and warranty that the purchase of Shares or the exercise of an Option shall be for investment, and not with a view to the public resale or distribution thereof, unless the Shares subject to the Option are registered under the Securities Act and the transfer or sale of such Shares complies with all other laws, rules and regulations applicable thereto. Unless the Shares subject to the Option are registered under the Securities Act, the Optionee shall acknowledge that the Shares purchased on exercise of the Option are not registered under the Securities Act and may not be sold or otherwise transferred unless the Shares have been registered under the Securities Act in connection with the sale or other transfer thereof, or that counsel satisfactory to the Company has issued an opinion satisfactory to the Company that the sale or other transfer of such Shares is exempt from registration under the Securities Act, and unless said sale or transfer is in compliance with all other applicable laws, rules and regulations, including all applicable federal and state securities laws, rules and regulations. Unless the Shares issued or issuable upon the exercise of an Option are registered under the Securities Act, the certificates representing the Shares shall contain the following legend in substantially the following form:

          THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS. THESE SHARES HAVE NOT BEEN ACQUIRED WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, ASSIGNED, EXCHANGED, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR DISPOSED OF, BY GIFT


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          OR OTHERWISE, OR IN ANY WAY ENCUMBERED WITHOUT AN EFFECTIVE
          REGISTRATION STATEMENT FOR SUCH SHARES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY APPLICABLE STATE SECURITIES LAWS, OR A SATISFACTORY OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT AND UNDER APPLICABLE STATE SECURITIES LAWS.

          Section 14. TRANSFERABILITY.

          No Option shall be assignable or transferable otherwise than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of ERISA, as amended. During the lifetime of the Optionee, his Options shall be exercisable only by him, or, in the event of his legal incapacity, by his legal guardian or representative, except as otherwise permitted by the Board.

          Section 15. CHANGE OF CONTROL.

               (a) In the event of a Change of Control, the Board shall have the right, in its sole discretion, to establish an earlier date for the expiration of the exercise of an Option (notwithstanding a later expiration of exercisability set forth in an Option Agreement).

               (b) In addition, in the event of a Change of Control, the Board shall have the right, in its sole discretion, subject to and conditioned upon a Sale of the Company:

                    (i) to arrange for the successor company (or other entity) to assume all of the rights and obligations of the Company under this Plan; or

                    (ii) to terminate this Plan and:

                         (a) to pay to all Optionees cash with respect to those
Options that are vested as of the date of the Sale of the Company in an amount equal to the difference between the Option Price and the Fair Market Value of a Share of Common Stock (determined as of the date the Plan is terminated) multiplied by the number of Options that are vested as of the date of the Sale of the Company which are held by the Optionee as of the date of the Sale of the Company; or

                         (b) to arrange for the exchange of all Options for
options to purchase common stock in the successor corporation; or

                         (c) to distribute to each Optionee other property in an
amount equal to and in the same form as the Optionee would have received from the successor

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corporation if the Optionee had owned the Shares subject to Options that are vested as of the date of the Sale of the Company rather than the Option at the time of the Sale of the Company.

The form of payment or distribution to the Optionee pursuant to this Section shall be determined by the Board in its sole discretion.

          Section 16. AMENDMENT OF THE PLAN.

          The Board, in its discretion, may from time to time suspend, terminate or discontinue the Plan or revise or amend it any respect.

          Section 17. APPLICATION OF FUNDS.

          The proceeds received by the Company from the sale of Shares pursuant to the exercise of Options shall be used for general corporate purposes.

          Section 18. CONDITIONS UPON ISSUANCE OF SHARES.

          Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          Section 19. RESERVATION OF SHARES.

          The Company, during the term of this Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

          Section 20. TAXES, FEES, EXPENSES AND WITHHOLDING OF TAXES.

               (a) TRANSFER TAXES. The Company shall pay all original issue and transfer taxes (but not income taxes, if any) with respect to the grant of Options and/or the issue and transfer of Shares pursuant to the exercise thereof, and all other fees and expenses necessarily incurred by the Company in connection therewith, and will from time to time use its best efforts to comply with all laws and regulations which, in the opinion of counsel for the Company, shall be applicable thereto.

               (b) WITHHOLDING RIGHT. The grant of Options hereunder and the issuance of Shares pursuant to the exercise thereof is conditioned upon the Company's reservation of the right to withhold in accordance with any applicable law, from any compensation or other amounts payable to the Optionee, any taxes required to be withheld under

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federal, state or local law as a result of the grant or exercise of such Option or the sale of the Shares issued upon exercise thereof. The Company may, in its sole discretion, require the Optionee (or such other person entitled herein to exercise the Option), as a condition of the exercise of an Option, to pay in cash to the Company an amount sufficient to cover such tax liability or otherwise to make adequate provision for the Company's satisfaction of its withholding obligations under federal, state and local law.

          Section 21. NOTICES.

          Any notice to be given to the Company pursuant to the provisions of the Plan shall be addressed to the Company in care of its Secretary (or such other person as the Company may designate from time to time) at its principal executive office, and any notice to be given to an Optionee shall be delivered personally or addressed to him at the address given beneath his signature on his Option Agreement, or at such other address as such Optionee or his permitted transferee (upon the transfer of the Shares) may hereafter designate in writing to the Company. Any such notice shall be deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, registered or certified, and deposited, postage and registry or certification fee prepaid, in a post office or branch post office regularly maintained by the United States Postal Service. It shall be the obligation of each Optionee and each permitted transferee holding Shares purchased upon exercise of an Option to provide the Secretary of the Company, by letter mailed as provided herein, with written notice of his direct mailing address.

          Section 22. NO ENLARGEMENT OF RIGHTS.

          The Plan is purely voluntary on the part of the Company, and the continuance of the Plan shall not be deemed to constitute a contract between the Company and any Non-Employee Director for the continuation of his service as a Non-Employee Director. Nothing contained in the Plan shall be deemed to give any Non-Employee Director the right to be retained in the service of the Company. Upon the grant of an Option to a Non-Employee Director, he shall have only such rights and interests as are expressly provided herein, subject, however, to all applicable provisions of the Company's Certificate of Incorporation, as the same may be amended from time to time.

          Section 23. INVALID PROVISIONS.

          In the event that any provision of the Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained herein as invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid or unenforceable provision was not contained herein.

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          Section 24. TERMINATION.

          The Board may terminate the Plan at any time. Unless it has been previously terminated, the Plan shall terminate after five (5) years from the date the Plan become effective.

          Section 25. APPLICABLE LAW.

          The Plan shall be governed by and construed in accordance with the laws of the State of New Jersey.






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